UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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FG NEW AMERICA ACQUISITION CORP.

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In connection with the previously announced business combination between Opportunity Financial, LLC (“OppFi”) and FG New America Acquisition Corp. (“FGNA” or the “Company”), on April 22, 2021, OppFi issued a press release announcing data from a survey conducted by OppFi in March 2021 . A copy of the press release is being filed herewith as soliciting material.

NEWS RELEASE

OppFi.com

53% of Credit-Challenged Americans Are Doing Worse Financially a Year into Pandemic Finds OppFi Survey

Despite multiple rounds of stimulus and economic relief, 43% foresee bankruptcy or eviction

Half (50%) report more difficulty securing loans and other financing

CHICAGO, April 22, 2021 – New survey data from Opportunity Financial, LLC (“OppFi”) shows that thirteen months into the COVID-19 global pandemic, more than half (53%) of credit-challenged consumers in the U.S. believe that they are worse off financially than they were pre-pandemic, with many expecting to face continued financial hurdles, even as vaccinations proliferate. In fact, despite encouraging news about the reopening of the economy, 43% of respondents reported concerns that they would face eviction and/or need to declare bankruptcy in coming months.

Although federal and local governments have implemented various forms of relief over the past year, 66% of credit-challenged consumers in the U.S. still had to seek assistance in the form of loans or access to credit in the past 12 months.

●	At the same time, the pandemic has reduced access to credit for many – half of those surveyed (50%) reported finding it harder to access or receive this support.
●	Among credit-challenged Americans who were able to receive support, 40% turned to friends and family to borrow funds and 27% relied on leveraging credit card debt.
●	Looking ahead, 57% of survey respondents predict that they will need to seek additional assistance over the next year.
●	Underscoring the issue is a lack of savings for many; half (50%) of those surveyed have less than $50 in savings and only about 1 in 6 (17%) currently have $400 or more in savings.

The survey also found that temporary measures – including multiple rounds of stimulus checks, forbearance and eviction moratoriums – provided fleeting relief for everyday consumers in the U.S. Although 50% of those surveyed reported depending on the temporary measures to stay solvent during the pandemic, about one in four (29.3%) of survey respondents noted it was not enough and they continue to worry they will be unable to remain in good financial standing despite the temporary measures.

“The reality of the everyday consumer in the U.S. shows that not everyone was able to weather the pandemic in the same way. There is a gulf between the experiences and opportunities of those that are financially secure and able to access the tools and resources that act as safety nets, and those who are not,” said Jared Kaplan, CEO of OppFi. “In the absence of a sustainable solution that addresses financial health, the 150 million Americans who live paycheck to paycheck, will be forced to deal with the prolonged impacts of this pandemic because they will remain locked out of the traditional financial ecosystem. Over the long term, many of these consumers will continue to face barriers engaging in activities traditionally viewed as building blocks for creating financial security.”

Additional survey insights include:

●	The vast majority (75%) of credit-challenged consumers in the U.S. do not own stock and were never able to benefit from the strong equities market of the past year.
●	Many (58.5%) respondents reported spending their 2020 stimulus checks within three weeks of receiving them.
●	While respondents across all age groups reported putting off or considering whether to put off important commitments like building emergency savings (29%), this was most stark among older adults nearing retirement – almost half 46% of those over 55 years old reported taking this approach to their savings.
●	Respondents aged over 55 years old also reported slightly higher rates of worsening financial stress (41%) compared with the general population (33%), calling into question the impact of the pandemic on retirement and financial planning for everyday consumers in the U.S.
●	Among younger adults, 32.5% of respondents 18-35 years old deprioritized buying a house and 26% deprioritized having children due to their financial situations.

All reported findings are from an OppFi survey assessing 524 U.S. adults ages 18 or older and making an annual income of less than $80,000, with a self-reported FICO score of less than 620. The survey was fielded in March 2021.

OppFi is a leading financial technology platform that powers banks to help the everyday consumer gain access to credit. On February 9, 2021, OppFi and FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition corporation, entered into a definitive agreement for a business combination that would result in OppFi becoming a public company.

About OppFi

OppFi a leading financial technology platform that powers banks to help the everyday consumer gain access to credit. Through its unwavering commitment to customer service, OppFi helps consumers who are turned away by traditional providers build a better financial path. OppFi has facilitated the issuance of more than 1.5 million loans. The company has been ranked as an Inc. 5000 company for five straight years and was named the eighth fastest-growing Chicagoland company in 2020 by Crain’s Chicago Business. The company was also named on Forbes America 2021 list of America’s Best Startup Employers and Built In’s 2021 Best Places to Work in Chicago. The company maintains an A+ rating from the Better Business Bureau (BBB) and maintains a 4.8/5 star rating with more than 14,000 online customer reviews, making it one of the top customer-rated financial platforms online. For more information, please visit www.oppfi.com.

About FGNA

FG New America Acquisition Corp., (NYSE: FGNA), is a NYSE-listed blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information, please visit www.fgnewamerica.com.

Contact: Media@oppfi.com

Forward-Looking Statements

This information includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. FGNA's and OppFi's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FGNA's and OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the "Agreement"); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi's business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company's shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; (12) whether OppFi will be successful in launching OppFi Card, including whether there will be consumer or market acceptance of OppFi Card; and (13) other risks and uncertainties indicated from time to time in FGNA's proxy statement relating to the proposed business combination, including those under "Risk Factors" therein, and in FGNA's other filings with the SEC. FGNA and OppFi caution that the foregoing list of factors is not exclusive. FGNA and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information and Where to Find It

In connection with the proposed business combination, FGNA has filed a preliminary proxy statement with the SEC and intends to file a definitive proxy statement with the SEC. FGNA's stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about OppFi, FGNA and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of FGNA as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., Attention: Hassan Baqar, Chief Financial Officer, 105 S. Maple Street, Itasca, Illinois 60143.

Participants in the Solicitation

FGNA and its directors and executive officers may be deemed participants in the solicitation of proxies from FGNA's stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in FGNA was filed in the preliminary proxy statement for the proposed business combination and is available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the proposed business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FGNA in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination was included in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the proposed business combination when available.

Non-Solicitation

This information shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This information shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, the Company filed a preliminary proxy statement and will file a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the business combination, as these materials contain important information about OppFi, the Company and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of the Company as of a record date to be established for voting on the business combination. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company was filed in the preliminary proxy statement for the proposed business combination and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination was included in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. FGNA's and OppFi's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FGNA's and OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the "Agreement"); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi's business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company's shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; (12) whether OppFi will be successful in launching OppFi Card, including whether there will be consumer or market acceptance of OppFi Card; and (13) other risks and uncertainties indicated from time to time in FGNA’s proxy statement relating to the proposed business combination, including those under "Risk Factors" therein, and in FGNA's other filings with the SEC. FGNA and OppFi caution that the foregoing list of factors is not exclusive. FGNA and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.